Victory Portfolios III

Victory Treasury Money Market Trust

(the “Fund”)

Supplement dated September 30, 2026

to the Summary Prospectus and Prospectus dated July 1, 2026

Effective October 1, 2026, Cody Perkins will retire as a portfolio manager of the Fund. Andrew Hattman and Lauren Spalten have been added as portfolio managers of the Fund.

Accordingly, the table under the heading “Portfolio Management” in the Summary Prospectus referenced above is hereby deleted in its entirety and replaced with the following table:

	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager, Head of	Since September 2026
Municipal Bond Portfolio Management
Douglas J. Rollwitz, CFA, CAIA	Portfolio Manager and Senior Fixed Income	Since 2023
Research Analyst
Lauren Spalten	Portfolio Manager	Since September 2026

The disclosure referencing Mr. Perkins under the subsection Portfolio Management of the section titled “Organization and Management of the Fund” found on page 10 of the Prospectus is hereby deleted and replaced with the following:

Andrew Hattman, CFA, CAIA, Senior Portfolio Manager and Head of Municipal Bond Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2026. Mr. Hattman has 14 years of investment management experience, eight of which were with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.

Lauren Spalten, Portfolio Manager with Victory Income Investors, a Victory Capital investment franchise, has co- managed the Fund since September 2026. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. She has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

34290-00-0926